Exhibit 10.45

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [*], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RESEARCH COLLABORATION AND COMMERCIALIZATION AGREEMENT

THIS RESEARCH AND COMMERCIALIZATION AGREEMENT (the “Agreement”), effective as of October 20, 2006 (the “Effective Date”), is entered by and between CELLDEX THERAPEUTICS, INC., a New Jersey corporation, with a principal place of business at 222 Cameron Drive, Suite 400, Phillipsburg, New Jersey, NJ 08865, (“Celldex”) and the LUDWIG INSTITUTE FOR CANCER RESEARCH,  a Swiss not-for-profit corporation with a registered office at Stadelhoferstrasse 22, 8001 Zurich, Switzerland, and an office at 605 Third Avenue, 33rd Floor, New York, NY 10158 USA, (“Ludwig”).

BACKGROUND

A.            Ludwig and its affiliates are own or Control certain intellectual property rights (as defined below) together with all commercialization rights associated with such intellectual property;

B.            Celldex wishes to secure a license to such intellectual property rights and to establish an ongoing research collaboration with Ludwig; and

C.            Ludwig proposes to grant certain rights to Celldex under the terms of this Agreement and to enter into a research collaboration with Celldex.

NOW THEREFORE, Celldex and Ludwig agree as follows:

1.                                      DEFINITIONS

1.1   “Affiliate” shall mean any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with another Person.  For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” shall mean (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of a Person; provided that, if local law restricts foreign ownership, control will be established by direct or indirect ownership of the maximum ownership percentage that may, under such local law, be owned by foreign interests.  For purposes of this Section 1.1, “Person” shall mean an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.2   “Approval” shall mean all approvals, licenses, registrations and authorizations of all governmental agencies in a country necessary for the manufacture, use or sale of a Licensed Product in the applicable country.

1.3   “Biological License Application” or “BLA” shall mean a Biological License Application as defined in the U.S. Food, Drug and Cosmetics Act and the regulations promulgated thereunder, and any corresponding or equivalent foreign application, registration or certification.

1.4   “Calendar Quarter” shall mean each three-month period commencing January 1, April 1, July 1 or October 1 of each year during the term of this Agreement.

1.5   “Celldex Clinical Reagent(s)” shall mean reagents utilizing Celldex Patent Rights or Celldex Know-How and Ludwig Patent Rights or Ludwig Know-How and produced by or for Celldex to a clinical grade of GMP quality for use within the Research Program.

1.6   “Celldex APC Targeting Technology” shall mean any molecules expressly designed to selectively bind to antigen presenting cells through internalizing cell surface receptors and to carry Ludwig Antigens into these cells for subsequent immune processing which are covered or claimed, or for which the manufacture or use in the Field is covered or claimed, by a Valid Claim of an issued patent or a pending patent application within Celldex Patent Rights.

1.7   “Celldex Patent Rights” shall mean all: (i) U.S. patent applications, provisional applications, continuations, continuations-in-part, substitutions and divisionals; (ii) issued U.S. patents, re-examinations, reissues, renewals, extensions and term restorations; and (iii) non-U.S. counterparts of the foregoing applications and patents in (i) and (ii); that are in each case owned or Controlled by Celldex and that claim or cover the composition of matter of, methods of making, or methods of using  molecules expressly designed to selectively bind to antigen presenting cells through internalizing cell surface receptors and to carry antigens into these cells for subsequent immune processing;  in each case whether such patents or applications are filed before, on or after the date of this Agreement. Celldex Patent Rights existing as of the Effective Date of this Agreement shall be identified in Appendix B. Celldex may propose adding additional patents and applications filed after the Effective Date of this Agreement to Appendix B and Ludwig shall consider this request in good faith and provide its consent subject to Celldex’s established right of use and Ludwig being able to extend the rights under this Agreement having established that such consent does not conflict with license rights granted by Ludwig to third parties prior to the Effective Date of this Agreement.

1.8   “Celldex Know-How” shall mean all data, information, inventions, discoveries, processes, methods, compositions, formulae, procedures, protocols, techniques, and results of experimentation and testing, including without limitation clinical trial data, whether patentable or not, that are owned or Controlled by Celldex and that relate to composition of matter of, methods of making, or methods of using the Licensed Products.

1.9   “Celldex Product” shall mean any product covered by Celldex Know-How or within Celldex Patent Rights.

1.10   “Collaboration Steering Committee” shall have the meaning described in Article 2.2.

1.11   “Commercially Reasonable Efforts” shall mean, with respect to a Licensed Product, efforts and resources similar to those employed by companies in a similar stage of development as Celldex to develop, manufacture or market a Licensed Product of similar market potential at a similar stage in its Licensed Product life, taking into account for example the establishment of the Licensed Product in the marketplace, the competitiveness of alternative Licensed Products, the likely proprietary position of the Licensed Product, the likelihood of regulatory approval for the Licensed Product, the potential profitability of the Licensed Product and Celldex’s resources available.  Commercially Reasonable Efforts shall be determined on a market-by-market basis for each Licensed Product.

1.12   “Confidential Information” shall mean, subject to the provisions of Article 9 hereof, any information, whether in oral, written, graphic, electronic or tangible form, disclosed by one party to the other hereunder or under any agreement governing the use and disclosure of confidential information entered into by the parties prior to the Effective Date.

1.13   “Control” or “Controlled” shall mean, with respect to a particular item of information or intellectual property right, (i) that the party owns or co-owns and has the ability to grant to the other party the licenses to such item provided for herein, without violating the terms of any agreement or other arrangement with any third party, and/or (ii) that the party has a license to such item and has the ability to grant to the other party the licenses to such item provided for herein, without violating the terms of any agreement or other arrangement with any third party;  in each case whether such rights are acquired before, on or after the date of this Agreement.

1.14   “Field” shall mean any and all human and animal healthcare applications including therapy, diagnosis and prognostic monitoring, and prophylaxis.

1.15   “FDA” shall mean the U.S. Food and Drug Administration and any successor agency thereto.

1.16   “First Commercial Sale” shall mean, with respect to each Licensed Product in each country, the first bona fide commercial sale by Celldex, its Affiliates or Sub-licensees of such Licensed Product following Marketing Approval in such country; provided, however, that where such first commercial sale has occurred in a country for which government pricing or government reimbursement approval is needed for widespread commercial sale (for clarification, the parties acknowledge that no such approval is currently required in the United States), then such sales shall not be deemed a First Commercial Sale until such pricing or reimbursement approval has been obtained.

1.16.1 “Full Length Antigens” shall mean the full length protein forms of the Ludwig Antigens [*].

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1.17     “IND” shall mean an Investigational New Drug application, as defined in the U.S. Food, Drug and Cosmetics Act and the regulations promulgated thereunder, or any corresponding or equivalent foreign application, registration or certification.

1.18     “Licensed Product” will mean any Targeted Antigen Reagent that is covered or claimed, or for which the manufacture or use in the Field is covered or claimed, by a Valid Claim of an issued patent or a pending patent application within Ludwig’s Patent Rights and which would be in breach of Ludwig’s Patent Rights without a license to such Ludwig Patent Rights under this Agreement.

1.19     “Ludwig Antigens” shall mean any antigen in nucleotide, polynucleotide or peptide, polypeptide or full length gene or full length protein form which is covered or claimed, or for which the manufacture or use in the Field is covered or claimed, by a Valid Claim of an issued patent or a pending patent application within Ludwig Patent Rights

1.19.1  “Ludwig Know-How” shall mean all data, information, inventions, discoveries, processes, methods, compositions, formulae, procedures, protocols, techniques, and results of experimentation and testing, including without limitation clinical trial data, whether patentable or not, that are owned or Controlled by Ludwig and that relate to composition of matter of, methods of making, or methods of using the Ludwig Antigens

1.20     “Ludwig Patent Rights” shall mean all: (i) U.S. patent applications, provisional applications, continuations, continuations-in-part, substitutions and divisionals; (ii) issued U.S. patents, re-examinations, reissues, renewals, extensions and term restorations; and (iii) non-U.S. counterparts of the foregoing applications and patents in (i) and (ii); that are in each case owned or Controlled by Ludwig and that claim or cover the composition of matter of, methods of making, or methods of using Full Length Antigens and Part-Length Antigens listed in Appendix A.

1.21     “Marketing Approval” shall mean, with respect to each country of the Territory for a particular Licensed Product, approval of the applicable MAA filed in such country by the health regulatory authority in such country that is the counterpart of the FDA.  It is understood that Marketing Approval does not necessarily include pricing or reimbursement approval.

1.22     “Marketing Approval Application” or “MAA” shall mean, on a Licensed Product-by-Licensed Product basis, a New Drug Application or Biologics License Application as required under the U.S. Food, Drug and Cosmetics Act and the regulations promulgated thereunder, or a comparable filing in a foreign country.

1.23     “Net Sales” shall mean, for any period, the gross amount invoiced by the Celldex and its Affiliates and Sublicensees for the sale of Licensed Product(s) to third parties, less deductions for:

(a) normal and customary trade, quantity and cash discounts and sales returns and allowances (other than allowances for doubtful accounts), including (i) those granted on account of price adjustments, billing errors, rejected goods, damaged goods, returns and rebates, (ii) administrative and other fees and reimbursements and similar payments directly related to the sale or delivery of Licensed Product(s) paid to wholesalers and other distributors, buying groups, pharmacy benefit management organizations, health care insurance carriers and other institutions, (iii) allowances, rebates and fees directly related to the sale or delivery of Licensed Product(s) paid to distributors and (iv) chargebacks;

(b) freight, postage, shipping and insurance costs to the extent that such items are included in the gross amount invoiced;

(c) customs and excise duties and other duties related to the sales to the extent that such items are included in the gross amount invoiced;

(d) rebates and similar payments made with respect to sales paid for or reimbursed by any governmental or regulatory authority such as, by way of illustration and not in limitation of the parties’ rights hereunder, Federal or state Medicaid, Medicare or similar state program or equivalent foreign governmental program;

(e) sales and other taxes and duties directly related to the sale or delivery of Licensed Product(s) (but not including taxes assessed against the income derived from such sale) to the extent that such items are included in the gross amount invoiced;

(f) distribution costs and expenses to the extent that such items are included in the gross amount invoiced; and

(g) any such invoiced amounts that are not collected by the parties or their Affiliates or Sublicensees;

provided, however, that with respect to the deductions specified in subsections (a) through (g) above, an amount shall be deducted only once regardless of how many categories may apply to it.

Any of the deductions listed above that involves a payment by Celldex or its Affiliates or Sub-licensees shall be taken as a deduction in the Calendar Quarter in which the payment is accrued by such entity.  Deductions pursuant to subsection (g) above shall be taken in the Calendar Quarter in which such sales are no longer recorded as a receivable.  For purposes of determining Net Sales, the Licensed Product(s) shall be deemed to be sold when invoiced and a “sale” shall not include transfers or dispositions for charitable, promotional, pre-clinical, clinical, regulatory or governmental purposes.

For purposes of calculating Net Sales of Licensed Products, sales between or among Celldex or its Affiliates or Sublicensees shall be excluded from the computation of Net Sales, but sales by Celldex or its Affiliates or its Sub-licensees to third parties shall be included in the computation of Net Sales.

In the event that a Licensed Product is sold in any country in the form of a combination Licensed Product containing one or more therapeutically active ingredients with respect thereto, the parties shall negotiate in good faith to determine what portion of the net sales of such combination Licensed Product in such country shall be treated as “Net Sales” under this Agreement, which determination shall be based on the value added by such other therapeutically active ingredients, to the invoice price of such combination Licensed Product.

1.24   “Non-Exclusive Commercial License” shall have the meaning set forth in Section 4

1.25   “Part Length Antigen(s)” shall mean Polypeptide Sequence forms of the Ludwig Antigens [*].

1.26   “Phase I Clinical Trial” shall mean a human clinical trial, the principal purpose of which is a preliminary determination of safety in healthy individuals or patients as required in 21 C.F.R. §312, or a similar clinical study prescribed by the regulatory authorities in a country other than the United States.  A Phase I Clinical Trial shall be deemed to have commenced when the first subject in the study has been enrolled.

1.27   “Polypeptide Sequence” shall mean a protein sequence of less than 20 amino acids.

1.28   “Research Program Period” shall mean the period commencing on the Effective Date and ending on the earlier of (i) the termination of the Research Program pursuant to Section 2.7, the expiration of any extension(s), or (ii) the termination of the Agreement.

1.29   “Research Program” shall mean the program of research as defined under Article 2 herein.

1.30   “Sub-licensee” shall mean a third party to whom Celldex has granted a license or sublicense, as the case may be, pursuant to Section 4.3, to develop, make, have made, import, use, sell, offer for sale or otherwise exploit Licensed Products

1.31   “Targeted Antigen Reagent” shall mean any protein construct which contains Full Length Antigen(s) and/or Part Length Antigen(s) in whole or in part combined either through chemical conjugation or genetic fusion with Celldex APC Targeting Technology and any fragments or derivatives of any such construct.

1.32   “Territory” shall mean all countries of the world.

1.33   “Valid Claim” shall mean a claim of an unexpired patent or pending patent application which shall not have been withdrawn, canceled, or disclaimed, nor held invalid or unenforceable by a court of competent jurisdiction or a regulatory agency with relevant authority in any unappealed or unappealable decision in the relevant country

2.                                      RESEARCH PROGRAM

2.1   Research Program.  Celldex and Ludwig agree to enter into a research collaboration in which Celldex will provide certain research reagents to Ludwig for Ludwig to incorporate into its preclinical and clinical research programs in cancer immunotherapy.

2.2   Management of Research Program.  Celldex and Ludwig will appoint a Collaboration Steering Committee (“CSC”) comprising two representatives of Celldex and two representatives of Ludwig to meet no less than twice yearly and to perform the following tasks: (a) agree the specific goals and objectives of the Research Program, and (b) review and report on Research Program progress.  Decisions of the CSC will require majority agreement for

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implementation.  In the event that the CSC fails to reach agreement on the goals and objectives of the Research Program, Celldex and Ludwig executives will meet to resolve such matters.

2.3   Reagents for the Research Program.  Celldex agrees to make available to Ludwig for use within the Research Program reagents incorporating Ludwig Patent Rights and Ludwig Know-How which Celldex generates or has generated using the Ludwig Patent Rights and Ludwig Know-How licensed under the terms of this agreement.

2.4   Reagents for Clinical Use in the Research Program.  Celldex agrees to make available to Ludwig without charge for use within the Research Program Celldex Clinical Reagents once they are produced by Celldex and under a Celldex IND provided that Celldex is not required to provide funding to Ludwig to support the use of such Celldex Clinical Reagents by Ludwig.  Such provision of Celldex Clinical Reagents to Ludwig is not intended to release Celldex from its obligations of diligence under Article 8 herein.  Ludwig shall not be obligated to undertake clinical trials of such Celldex Clinical Reagents if Ludwig’s resources or funding available to Ludwig for such clinical trials is deemed by Ludwig to be insufficient for such purpose.

2.5   Data arising from the Research Program.  Celldex and Ludwig agree to share data and findings arising from the Research Program through reports prepared for and reviewed by the CSC.  Celldex hereby agrees that Ludwig shall have the right to reference the Celldex IND pursuant to the Research Program.

2.6   Term of the Research Program.  Celldex and Ludwig agree that the Research Program will run for a [*] from the Effective Date and subject to the agreement of the Parties will extended annually thereafter by agreement of the CSC.

2.7   Termination of the Research Program.  Either Party may terminate the Research Program after [*].

3.                                      RESEARCH LICENSES

3.1   Research Licenses to Ludwig for Each Targeted Antigen Reagent.  Celldex hereby grants to Ludwig a non-exclusive, non-sublicenseable, non-transferable license under the Celldex Patent Rights and Celldex Know-How during the Research Program Period to conduct pre-clinical research pursuant to the Research Program using Targeted Antigen Reagent(s).

3.2   Research Licenses to Ludwig for Each Celldex Clinical Reagent.  Celldex hereby grants to Ludwig a non-exclusive, non-sublicenseable, non-transferable license under the Celldex Patent Rights and Celldex Know-How during the Research Term to conduct clinical research pursuant to the Research Program using Celldex Clinical Reagent(s).

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3.3   Research License Period.

Initial Research License Period.  The Initial Research License Period for a particular Targeted Antigen Reagent or Celldex Clinical Reagent shall commence on the date that CSC agrees to initiate research on either a Targeted Antigen Reagent or Celldex Clinical Reagent within the Research Program and shall expire [*].

Extension of Research License Period.  The Research License Period can be extended on a case-by-case basis with the agreement of the CSC only and a maximum of up to [*].

3.4   Termination of Specific Research License.  Celldex may terminate the Research License for any Targeted Antigen Reagent or Celldex Clinical Reagent at any time by giving written notice to Ludwig provided that any clinical trials already underway by Ludwig which have been initiated as part of the Research Program are allowed to reach final patient recruitment and treatment.

4.                                      OPTIONS; COMMERCIAL LICENSES

4.1   Non-Exclusive Commercial License to Celldex. Ludwig hereby agrees to grant to Celldex a Non-exclusive, worldwide license, with rights to grant sub-licenses, under Ludwig Patent Rights and Ludwig Know-How to research, develop, make, have made, use, import, offer for sale, sell and have sold Licensed Products in the Field. For the avoidance of doubt no right or license is granted by Ludwig to Celldex under Ludwig Patent Rights and Ludwig Know-How to research, develop, make, have made, use, import, offer for sale, sell and have sold Full Length Antigen or Part Length Antigen except as part of a Targeted Antigen Reagent incorporated in a Licensed Product.

4.2   Termination of Non-Exclusive Commercial License.  If Celldex elects not to pursue the development of a given Ludwig Antigen as part of a Licensed Product, it may identify such Ludwig Antigen to Ludwig and thereafter payment as defined under Article 5 hereunder shall cease for such Ludwig Antigen.  All Celldex rights to such Ludwig Antigen will cease thereafter.

4.3   Sublicenses. Celldex may grant sublicenses under the Ludwig Patent Rights and Ludwig Know-How to the extent necessary to develop, make, have made, import, use, offer for sale and sell Licensed Products.  Each sublicense granted by Celldex shall be consistent with all the terms and conditions of this Agreement, and subordinate thereto, and Celldex shall remain responsible to Ludwig for the compliance of each such Sub-licensee with the financial and other obligations due under this Agreement. Following execution of any such sublicense Celldex shall inform Ludwig of the name of the sublicensee and terms of the granted sublicense. Celldex shall not grant any sublicense under this clause 4 to any third party associated with the manufacture and sale of tobacco related products.

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Research Rights. Ludwig on behalf of itself and the Cornell Research Foundation (“CRFI”), Cornell University, the Memorial Sloan Kettering Cancer Center (“MSKCC”), the University of Oxford (“UO”), and the Academisch Ziekenhuis Leiden (“AZL”) retain an irrevocable, nonexclusive, and nontransferable right to practice for their own educational and research purposes, the inventions claimed under Ludwig Patent Rights and Ludwig Know-how.

5.                                      CONSIDERATION

5.1   Non-Exclusive Commercial License Fees.  Within thirty (30) days following the Effective Date of this Agreement Celldex hereby agrees to pay Ludwig an annual license fee of US Dollars $7,500 for each Full Length Antigen and an annual license fee of US Dollars $2,500 for each Part Length Antigen until said Full Length Antigen or Part Length Antigen enters the earlier of a Celldex sponsored randomized Phase II or Phase III clinical trial as part of a Targeted Antigen Reagent at which point such annual license fee for said Full Length Antigen or Part Length Antigen shall terminate.

5.2   Milestone Payments.

5.2.1   Milestones.  Within thirty (30) days following the approval of the first BLA, or equivalent, on a Licensed Product and on a Targeted Antigen Reagent by Targeted Antigen Reagent basis, with respect to each Targeted Antigen Reagent subject to a Non-Exclusive Commercial License, Celldex shall pay to Ludwig [*].

5.2.2   Subsequent Licensed Products.  Once a milestone payment has been made as defined under Section 5.5.1 on a first Targeted Antigen Reagent no further Milestone Payment shall be due on a subsequent Licensed Product containing such Targeted Antigen Reagent. For the avoidance of doubt, this would include combination Licensed Products wherein a previously paid milestone on a Targeted Antigen Reagent would not incur additional milestone payment; however, incorporation of Targeted Antigen Reagent(s) for which a milestone had not been previously been paid would be subject to this first milestone payment under Section 5.2.1.  This will ensure that each Ludwig Antigen will be eligible for a single milestone payment under Section 5.2.1.

5.2.3   Reports.  Except as set forth in Section 8.4, within fifteen (15) days of the occurrence of any event which would trigger a milestone payment according to this Section 5.2, Celldex shall provide notice to Ludwig of such occurrence.

5.3   Sublicense Payments

Celldex agrees to pay Ludwig [*] of all fees received as part of a sub-license of Celldex’s rights under Article 4 excepting fees received in the form of equity investments in Celldex, or fees received in return for research and development costs incurred or services provided by Celldex to such sub-licensee.

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5.4   Royalties.

5.4.1   Royalty on Net Sales.  In partial consideration for any Non-Exclusive Commercial License granted by Ludwig, Celldex shall pay to Ludwig a [*] royalty on annual worldwide Net Sales of Licensed Product on a country-by-country basis.

5.4.2   Royalty Term.  The royalties due pursuant to this Section 5.4 shall be payable on a country-by-country basis until the date which is the expiration of the last to expire of the patents within the Ludwig Patent Rights covering the Licensed Product in such country (such expiration to occur only after expiration of extensions of any nature to such patents which may be obtained under applicable statutes or regulations in the respective countries of the Territory, such as the Drug Price Competition and Patent Term Restoration Act of 1984 in the U.S.A. and similar patent extension laws in other countries),.

5.4.3   Third Party Royalties. In the event Celldex needs to acquire a license to any third party’s intellectual property relating directly to Ludwig Antigens without which Celldex would be unable to develop or commercialize the Full length Antigens or Part Length Antigens as part of a Licensed Product, then Celldex would be able to offset the royalties and fees it pays to such third party against the royalty owed to Ludwig, up to a maximum offset of [*] of the amount otherwise owed to Ludwig.

5.4.4   Royalties to Celldex on Reversion of Rights.  In the event that rights to a Licensed Product revert to Ludwig for any reason whatever, the Parties agree to negotiate in good faith the terms of royalty and milestone payments to Celldex in recognition of the investment made by Celldex and Ludwig in such Licensed Product.

6.                                      PAYMENTS

6.1   Timing of Royalty Payments.  All royalties due to Ludwig shall be paid within thirty (30) days after the last day of the Calendar Quarter in which they accrue.

6.2   Payment Method.  All cash amounts due Ludwig hereunder shall be paid in U.S. dollars by wire transfer in immediately available funds to an account designated by Ludwig.

6.3   Currency; Foreign Payments.  If any currency conversion shall be required in connection with the payment of any royalties hereunder, such conversion shall be made by using the exchange rate for the purchase of U.S. dollars reported by the Chase Manhattan Bank on the last business day of the Calendar Quarter to which such royalty payments relate.  If at any time legal restrictions prevent the prompt remittance of any royalties owed on Net Sales in any jurisdiction, Celldex may notify Ludwig and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such country in the name of Ludwig, and Celldex shall have no further obligations under this Agreement with respect thereto.

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6.4   Taxes.  All royalty amounts required to be paid to Ludwig pursuant to this Agreement may be paid with deduction for withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction other than the United States (“Withholding Taxes”).  At Ludwig’s request, Celldex shall provide Ludwig a certificate evidencing payment of any Withholding Taxes hereunder and shall reasonably assist Ludwig to obtain the benefit of any applicable tax treaty.

7.                                      REPORTS AND RECORDS

7.1   Royalty Reports.  Celldex shall deliver to Ludwig within thirty (30) days after the last day of each Calendar Quarter in which Licensed Products are sold a report setting forth in reasonable detail the calculation of the royalties payable to Ludwig for such Calendar Quarter identifying, by country and Licensed Product, the Licensed Products sold by Celldex and its Affiliates and Sub-licensees, and the calculation of Net Sales and royalties due to Ludwig.

7.2   Inspection of Books and Records.  Celldex and its Affiliates and Sub-licensees shall maintain accurate books and records, which enable the calculation of milestone payments and royalties payable hereunder to be verified.  Celldex and its Affiliates and Sub-licensees shall retain the books and records for each quarterly period for five (5) years the submission of the corresponding report under Section 7.1 hereof.  Upon thirty (30) days prior notice to Celldex, independent accountants selected by Ludwig and reasonably acceptable to Celldex, may have access to the books and records of Celldex and its Affiliates and Sub-licensees during normal business hours to conduct a review or audit, solely, however, to the extent necessary for the purpose of verifying the accuracy of Celldex’s payments and compliance with this Agreement.  Celldex shall promptly pay to Ludwig any underpayment with interest from the date such amount(s) were due, at the prime rate reported by the Chase Manhattan Bank, New York, New York, plus two percent (2%).  Any such inspection or audit shall be at Ludwig’s expense; provided, however, in the event an inspection reveals underpayment of five percent (5%) or more in any audit period, in addition to any underpayment Celldex also shall pay the costs of the inspection.

8.                                      DILIGENCE

8.1   Reasonable Efforts.  Celldex shall use Commercially Reasonable Efforts to (i) achieve regulatory approvals for the sale of Licensed Products throughout the Territory by submitting registration packages requesting approval for commercial sale of the Licensed Product as soon as reasonably practicable and (ii) actively pursue commercial sales of each Licensed Product in each country in which all necessary regulatory approvals are obtained.  Commencing as of the Effective Date, Celldex shall use Commercially Reasonable Efforts to develop, clinically test, manufacture and commercialize Licensed Products.  All costs of development, clinical testing, manufacturing and commercialization shall be borne by Celldex, its Affiliates or Sublicensees save for those costs incurred by Ludwig pursuant to Section 3.2.

8.2   Lack of Diligence.  Ludwig may terminate the Non-Exclusive Commercial License granted herein to Celldex with respect to a particular Licensed Product, on a Licensed Product-by-Licensed Product and country-by-country basis, effective upon written notice to Celldex, if Celldex:

8.2.1   abandons development and/or commercialization of the applicable Licensed Product in that particular country and (i) decides not to engage in efforts to sublicense such Licensed Product or (ii) discontinues reasonable sublicensing efforts for more than one (1) year, or

8.2.2   suspends the development and/or commercialization of the applicable Licensed Product in a particular country for more than one (1) year, except for suspensions (i) that have been requested by official regulatory and safety bodies, or (ii) that Ludwig agrees are necessary for investigating and clarifying untoward pharmacological, pharmacokinetic, toxicological, or human-clinical observations of the applicable Licensed Product.

8.3   Diligence Obligations.  The parties agree that the following diligence obligations shall apply to Celldex’s development and commercialization efforts with regard to a Licensed Product:

8.3.1   Celldex agrees that [*].

8.3.2   If upon the second anniversary of the date that [*].

8.3.3   If upon the [*].

8.4   Reports to Ludwig.  During the term of this Agreement, Celldex shall keep Ludwig informed of its development and commercialization activities subject to this Agreement, and on February 28th of each year shall provide Ludwig with a reasonably detailed written summary of such events and activities in the preceding year.  When the registration package requesting Approval for commercial sale of any Licensed Product receives Approval in the United States of America, any country in Europe, or Japan, Celldex will notify Ludwig in writing within ten (10) business days thereof.

8.5   Regulatory Filings.  Celldex (or its designee) shall file and hold title to all regulatory applications, Approvals and supplements thereto relating to Licensed Products; provided, in the event that the Non-Exclusive Commercial License rights of Celldex terminate with regard to any Licensed Product and/or country due to Celldex’s decision to terminate its license pursuant to Section 4.1.2 or pursuant to Sections 8.2, 8.3, 8.6 or 13, Ludwig (or its designee) shall have access to and the right to reference, without charge, all such regulatory applications, Approvals and supplements with regard to the applicable Licensed Product and/or country, and Celldex shall cooperate with Ludwig to enable Ludwig (or its designee) to practice the foregoing rights.  Ludwig shall reimburse Celldex for any reasonable fees actually incurred by Celldex and that are charged by a governmental authority that are necessary to effect Ludwig’s right to reference all such regulatory applications, Approvals and supplements with regard to the applicable Licensed Product and/or country pursuant to this Section 8.5.  Such rights to Ludwig described in this Section 8.5 shall be subject to the provisions of Article 9.

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8.6   Abandoned Licensed Products.  Celldex shall promptly notify Ludwig should it elect to abandon its rights to pursue commercialization of any Licensed Product in any country.  In such event, the terms of Section 4.2 shall apply with respect to such Licensed Product in such country and the Non-Exclusive Commercial License therefor.

9.                                      CONFIDENTIALITY

9.1   Confidential Information.  Except as expressly provided herein, the parties agree that for the term of the Agreement and for five (5) years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement any Confidential Information of the other party, except to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

was independently developed by the receiving party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

was subsequently lawfully disclosed to the receiving party by a person other than a party hereto.

9.2   Permitted Use and Disclosures.  Each party hereto may use or disclose information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party’s confidential information, other than pursuant to a confidentiality agreement, it shall (i) give reasonable advance notice to the latter party of such disclosure, (ii) if such advance notice is not possible, provide notice of such disclosure immediately thereafter, (iii) to the extent possible, minimize the extend of such disclosure, and (iv) save to the extent inappropriate in the case of patent applications, use its best efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise), it being understood that any information so disclosed shall otherwise remain subject to the limitations on use and disclosure hereunder.

9.3   Public Disclosure.  Except as otherwise required by law, rule or regulation, neither party shall issue a press release or make any other public disclosure of the terms of this Agreement without the prior approval of the other party of such press release or public disclosure and the content thereof; provided, however, the parties agree that disclosures of information for which consent has been previously obtained and of information of a similar nature to that which has been previously disclosed publicly with respect to this Agreement, each shall not require advance approval. Each party shall submit any such press release or public disclosure requiring the other party’s approval to the other party, and the receiving party shall have three (3) business days to review and approve any such press release or public disclosure, which approval shall not be unreasonably withheld.  If the receiving party does not respond in writing within such three (3) business day period, the press release or public disclosure shall be deemed approved.  In addition, if a public disclosure is required by law, rule or regulation, including without limitation in a filing with the Securities and Exchange Commission other than a filing on a Form 10Q, the disclosing party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the non-disclosing party’s prior review and comment.

9.4   Confidential Terms.  Except as expressly provided herein, each party agrees not to disclose any terms of this Agreement to any third party without the consent of the other party; except that such consent shall not be required for disclosure to actual or prospective investors or to a party’s accountants, attorneys and other professional advisors.  In addition, the terms of this Agreement may be disclosed pursuant to confidentiality obligations at least as strict as is set forth herein, to sublicensees and actual or potential acquirors or acquirees.

9.5   Program Information.  Ludwig agrees to maintain in confidence and not to use for any purpose, without the prior written consent of Celldex, other than provided for in this Agreement, any data, results, plans or information generated by Ludwig in the course of the Research Program that relates to Targeted Antigen Reagent or Celldex Clinical Reagent (“Celldex Program Information”).  Celldex Program Information shall be deemed to be the Confidential Information of Celldex as governed by the terms of this Article 9.

10.                               REPRESENTATIONS AND WARRANTIES

10.1   Ludwig.  Ludwig represents and warrants that the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Ludwig; and it has not entered into and will not enter into an agreement that is inconsistent with the rights and licenses granted to Celldex in this Agreement.

10.2   Celldex.  Celldex represents and warrants that: (i) it is a company duly organized, validly existing and in good standing under the laws of New Jersey; (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Celldex; and (iii) it has not entered into and will not enter into an agreement that is inconsistent with the performance of its obligations hereunder.

10.3   Disclaimer of Warranties.  TARGETED ANTIGEN REAGENTS AND CELLDEX CLINICAL REAGENTS ARE PROVIDED TO LUDWIG “AS IS”, AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, CELLDEX MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE TARGETED ANTIGEN REAGENTS OR CELLDEX TECHNOLOGY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE PATENT RIGHTS LICENSED HEREUNDER, OR NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

10.4   Disclaimer. EXCEPT AS OTHERWISE PROVIDED HEREIN, NOTHING IN THIS AGREEMENT IS OR SHALL BE CONSTRUED AS:

10.4.1   A WARRANTY OR REPRESENTATION BY LUDWIG AS TO THE VALIDITY OR SCOPE OF ANY CLAIM OR PATENT WITHIN THE LUDWIG PATENT RIGHTS;

10.4.2   A WARRANTY OR REPRESENTATION THAT ANYTHING MADE, USED, SOLD OR OTHERWISE DISPOSED OF UNDER ANY LICENSE GRANTED IN THIS AGREEMENT IS OR WILL BE FREE FROM INFRINGEMENT OF ANY PATENT RIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY;

10.4.3   AN OBLIGATION TO BRING OR PROSECUTE ACTIONS OR SUITS AGAINST THIRD PARTIES FOR INFRINGEMENT OF ANY OF THE LUDWIG PATENT RIGHTS; OR

10.4.4   GRANTING BY IMPLICATION, ESTOPPEL, OR OTHERWISE ANY LICENSES OR RIGHTS UNDER PATENTS OR OTHER RIGHTS OF LUDWIG OR THIRD PARTIES, REGARDLESS OF WHETHER SUCH PATENTS OR OTHER RIGHTS ARE DOMINANT OR SUBORDINATE TO ANY PATENT WITHIN THE LUDWIG PATENT RIGHTS.

10.5   Limitation of Liability.  LUDWIG’S LIABILITY ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED TO THE AGGREGATE VALUE OF THE CONSIDERATION RECEIVED BY LUDWIG FROM CELLDEX UNDER THIS AGREEMENT.  IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON FOR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY ARISING OUT OF THIS AGREEMENT, AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.  THESE LIMITATIONS SHALL APPLY NOT WITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN.

11.                               INTELLECTUAL PROPERTY; OWNERSHIP OF MATERIALS

11.1   Inventorship.  Subject to the terms of this Article 11, inventorship of any inventions arising out of the Research Program shall be determined according to U.S. law.  Ludwig agrees to license to Celldex its interest in any invention or other intellectual property made by Ludwig or its respective employees, consultants or agents in the course of activities in connection with the Research Program that relates to the Targeted Antigen Reagents or Celldex Clinical Reagents provided by Celldex.  In consideration of the provision of this license referenced in this Section 11.1 above, such inventions and patent applications or patents corresponding to such inventions shall be considered as Ludwig Patent Rights pursuant to Section 5.

11.2   Patent Filings.  Ludwig hereby covenants that neither Ludwig nor its Affiliates nor their respective employees, consultants or agents shall file any patent applications disclosing or claiming inventions made using Targeted Antigen Reagents or Celldex Clinical Reagents, or the making or using thereof, without Celldex’s prior written consent and without agreement between the parties as to how commercialization rights related to any such inventions shall be apportioned between the parties.  In the event Ludwig breaches this covenant, in addition to any other remedies Celldex may have, Ludwig shall (i) license to Celldex its interest to all patent applications and patents issuing thereon, and (ii) execute those documents, as requested by Celldex, necessary to document and/or perfect the licensing of such patent applications and patents issuing thereon.

11.3   Patent Prosecution.

11.3.1   Celldex Patent Rights.  Celldex shall be solely responsible, at its expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of the patent applications and patents owned by or on behalf of Celldex relating to Targeted Antigen Reagents or Celldex Clinical Reagents in countries selected by Celldex, and for conducting any interferences, reexaminations, reissues, oppositions, or request for patent term extension relating thereto.

11.3.2   Ludwig Patent Rights.  Ludwig shall be responsible, at its expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of the Ludwig Patent Rights and for conducting any interferences, reexaminations, reissues, oppositions, or request for patent term extensions relating thereto.

11.4   Infringement Claims.  If the manufacture, importation, sale or use of a Licensed Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Ludwig or Celldex, such party shall promptly notify the other party hereto.  The defendant shall keep each other party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding.

12.                               INDEMNIFICATION

12.1   Ludwig.  Ludwig shall indemnify, defend and hold harmless Celldex and its directors, officers and employees (each an “Celldex Indemnitee”) from and against any and all liabilities, damages, losses, costs or expenses (including attorneys’ and professional fees and other expenses of litigation and/or arbitration) (“Liabilities”) resulting from a claim, suit or proceeding made or brought by a third party against an Celldex Indemnitee arising from or occurring as a result of any breach of the representations and warranties set forth in Section 10.1, except to the extent caused by the negligence or willful misconduct of Celldex.

12.2   Celldex.    Celldex shall indemnify, defend and hold harmless each of Ludwig, Cornell Research Foundation Inc (“CRFI”), Memorial Sloan Kettering Cancer Center (“MSKCC”), University of Oxford (“UO”) Academish Ziekenhuis Leiden (“AZL”), and their trustees, officers, agents and employees and those of Cornell University (each an “Indemnitee”) from and against any and all liabilities, damages, losses costs or expenses including reasonable attorney’s and professional fees and other reasonable expenses of litigation and/or arbitration (collectively a “liability”) resulting from a successful claim, suit or proceeding made or brought by a Third Party against an Indemnitee which is finally decided by a court of competent jurisdiction in a final non-appealable decision, arising or occurring as a result of (i) any breach of the warranties by Celldex set forth in this Agreement; (ii) any development, testing, manufacture, importation, use, offer for sale, sale or other distribution of any Licensed Product by Celldex or its Affiliates, agents or sublicensee (including without limitation, product liability claims); or (iii)

the practice by Celldex of any right granted herein, except, (I) with respect to Ludwig, CRFI, MSKCC, UO or AZL, to the extent that the claim in respect of which indemnity is sought results from the negligence or willful misconduct of Ludwig, CRFI, MSKCC, UO or AZL and except, (II) with respect to Ludwig, to the extent that the claim in respect of which indemnity is sought results from (a) any breach by Ludwig of its warranties in Section 9; or (b) any breach by Ludwig of any other term or condition of this Agreement, and provided that, in all cases, (A) Ludwig notifies Celldex in writing promptly after it becomes aware of such claim; (B) Ludwig makes no admissions or prejudicial statements in respect of such claim and incurs no costs without Celldex prior written authorization and procures that no indemnitee Indemnitee makes any such admission or prejudicial statement nor incurs any such costs; (C) Ludwig allows Celldex, at its expense, to take over conduct of the claim; and (D) Ludwig provides to Celldex all reasonable assistance and information relating to the claim and complies with all reasonable instructions relating to the claim given by Celldex.

13.                               TERM AND TERMINATION

13.1   Term.  The term of this Agreement shall commence on the Effective Date.  Unless earlier terminated as provided in Article 8 and this Article 13, this Agreement shall continue in full force and effect on a country-by-country and Licensed Product-by-Licensed Product basis until there are no remaining royalty payment obligations in a country, at which time the Agreement shall expire in its entirety in such country.  Upon such expiration and following the completion of the payment of all royalties due with respect to a particular Licensed Product in such country, Celldex shall have a fully paid, royalty-free, perpetual license under the Ludwig Patent Rights and Ludwig Know How to commercialize such Licensed Product in such country.

13.2   Termination for Cause.  In the event one party has materially breached in the performance of any of its obligations hereunder, and such breach has continued for sixty (60) days after written notice thereof was provided to the breaching by the non-breaching, the other party may terminate this Agreement.  Any termination shall become effective at the end of such sixty (60) day period unless the breaching party has cured any such breach prior to the expiration of the sixty (60) day period.  Notwithstanding the above, in the case of a failure to timely pay any amounts due hereunder, the period for cure of any subsequent breach following notice thereof shall be thirty (30) days and, unless payment is made within such period the termination shall become effective at the end of such period.  Further, if such uncured material breach involves only a specific Licensed Product, then the Agreement shall terminate only as to the rights relating to such Licensed Product.

13.3   Termination for Insolvency.  If voluntary or involuntary proceedings by or against a party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such party, or proceedings are instituted by or against such party for corporate reorganization or the dissolution of such party, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or if such party makes an assignment for the benefit of creditors, or substantially all of the assets of such party are seized or attached and not released within sixty (60) days thereafter, the other party may immediately terminate this Agreement effective upon notice of such termination.

13.4   Effect of Termination or Expiration.

13.4.1   Accrued Rights and Obligations.  Termination or expiration of this Agreement for any reason shall not release either party hereto from any liability which, at the time of such termination or expiration, has already accrued to the other party or which is attributable to a period prior to such termination or expiration or preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of, or default under, this Agreement.  It is understood and agreed that monetary damages may not be a sufficient remedy for any breach of this Agreement and that the non-breaching party may be entitled to injunctive relief as a partial remedy for any such breach.

13.4.2   Return of Confidential Information.  Upon any termination or expiration of this Agreement, Celldex and Ludwig shall promptly return to the other party all Confidential Information of the other; provided, however, that counsel of each party may retain one (1) copy of such Confidential Information for archival purposes and for ensuring compliance with Article 9.

13.4.3   Inventory on Hand.  In the event this Agreement is terminated for any reason, Celldex and its Sublicensees shall have the right to sell or otherwise dispose of the inventory of any Licensed Product subject to this Agreement then on hand until the first anniversary of the effective date of such termination, any such sale or distribution to be subject to the relevant terms of this Agreement, including without limitation Articles 5, 6 and 7

13.4.4   Licenses.  Except for expiration under Section 13.1, the license(s) granted Celldex in this Agreement shall terminate upon any termination of this Agreement and in such event Celldex shall cease, and cause its Affiliates and Sublicensees to cease, all development and commercialization of Licensed Products.  Any assignment to Ludwig pursuant to Sections 2.4, and 11.1 shall remain in effect following any termination of this Agreement.

13.5   Survival.  Sections 2.6, 7.2, 10.3, 10.4, 11.1, 11.2, 11.3, 11.4, 13.4 and 13.5, and Articles 9 and 12 of this Agreement shall survive expiration or termination of this Agreement for any reason, except that Article 12 shall survive only with respect to liabilities that arise from acts or circumstances that occurred prior to termination or expiration.  Section 13.1 of this Agreement shall survive expiration of this Agreement.

14.                               MISCELLANEOUS

14.1   Governing Law.  This Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the laws of the state of New Jersey, without reference to conflicts of laws principles.  Any claim or controversy arising out of or related to this Agreement or any breach hereof shall be submitted to a court of applicable jurisdiction in the State of New Jersey, and each party hereby consents to the jurisdiction and venue of such court.

14.2   Independent Contractors.  The relationship of the parties hereto is that of independent contractors.  The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

14.3   Assignment.  Neither party may assign this Agreement to any third party without the written consent of the other party, which consent shall not be unreasonably withheld;

provided, however, that either party may assign this Agreement, without the other party’s consent (a) to its Affiliates, and (b) to an entity that acquires all or substantially all of the business or assets of the assigning party to which this Agreement pertains, whether by merger, reorganization, acquisition, sale or otherwise.

14.4   Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

14.5   Notices.  All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by facsimile transmission or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other parties hereto.  Any such notice shall be deemed to have been given as of the day of personal delivery, one (1) day after the date sent by facsimile transmission or five (5) days following the date deposited with the United States Postal Service as registered or certified mail, return receipt requested.

If to Ludwig:	Ludwig Institute for Cancer Research
650 Third Avenue (33rd Fl)
New York, NY 10158
U.S.A.
Attn: President
Fax No.: (212) 450-1555

With a copy to:	Ludwig Institute for Cancer Research
650 Third Avenue (33rd Fl)
New York, NY 10158
U.S.A.
Attn: Executive Director for Intellectual Property
Fax No.: (212) 450-1555

If to Celldex:	Celldex Therapeutics Inc
222 Cameron Drive
Suite 400
Phillipsburg
New Jersey
NJ 08865
Attn: Chief Executive Officer
Fax No.: (908) 454-1911

With a copy to:	Celldex Therapeutics Inc
222 Cameron Drive
Suite 400
Phillipsburg
New Jersey
NJ 08865
Attn: Chief Financial Officer
Fax No.: (908) 454-1911

14.6   Force Majeure.  Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of failure by the non-performing party where the cause of such failure is (i) beyond the reasonable control of such non-performing party, such causes including without limitation war, strike, fire, acts of gods, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, or failure of suppliers, (ii) not caused by the negligence, intentional conduct or misconduct of such non-performing party, and (ii) such non-performing party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

14.7   Advice of Counsel.  Ludwig and Celldex have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and shall be construed accordingly.

14.8   Compliance with Laws.  Subject to the provisions of Article 9, each party shall use reasonable efforts to furnish to the other party any information reasonably requested or required by that party during the term of this Agreement or any extensions hereof to enable that party to comply with the requirements of any U.S. or foreign federal, state and/or government agency.

14.9   Further Assurances.  At any time or from time to time on and after the date of this Agreement, either party shall at the request of the other party hereto (i) subject to the provisions of Article 9, deliver to the requesting party any records, data or other documents consistent with the provisions of this Agreement, and (ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of transfer or license.

14.10 Retained Rights; No Further Rights.  Only the licenses granted pursuant to the express terms of this Agreement shall be of any legal force or effect.  No other license rights shall be granted or created by implication, estoppel or otherwise.

14.11 Severability.  In the event that any provision of this Agreement is determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision.  In such event, the parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the parties in entering this Agreement.

14.12 Waiver.  It is agreed that no waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

14.13 Complete Agreement.  This Agreement constitutes the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, including without limitation the Material Transfer Agreement, are superseded hereby, merged and canceled, and are null and void and of no effect.  No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and duly executed on behalf of both parties.

14.14   Use of Name.  Except as required by law, neither party shall use the name or trademarks of the other party without the prior written consent of such other party.

14.15   Headings.  The captions to the several sections and articles hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

14.16   Counterparts.  This Agreement may be executed in two (2) counterparts, each of which shall be deemed an original and which together shall constitute one instrument.

IN WITNESS WHEREOF, Ludwig and Celldex have executed this Agreement by their respective duly authorized representatives.

LUDWIG		CELLDEX

By:	/s/ Edward A. McDermott, Jr.	By:	/s/ Ronald C. Newbold

Print Name:	Edward A. McDermott, Jr.	Print Name:	Ronald C. Newbold

Title:	President	Title:	Vice President, Business Development

Appendix A                           Ludwig Patent Schedule

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LICR Ref	Content/patent no	Term	Status
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*Confidential

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*Confidential

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*Confidential

1

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*Confidential

2

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3

Appendix B                           Celldex Patent Schedule

PART I - PATENTS/APPLICATIONS ASSIGNED TO CELLDEX:

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*Confidential

4

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*Confidential

5

Content: [*]

Celldex Ref and Territory	Serial No.and/or Publication No.	Date	Status
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Content: [*]

Celldex Ref and Territory	Serial No. and/or Publication No.	Date	Status
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Content: [*]

Celldex Ref and Territory	Serial No. and/or Publication No.	Date	Status**
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*Confidential

6

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** [*].

Content: [*]

Celldex Ref and Territory	Serial No. and/or Publication No.	Date	Status
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*Confidential

7

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*Confidential

8

PART II - MEDAREX PATENTS/APPLICATIONS LICENSED TO CELLDEX:

[*]:

Content: [*]

Reference and Territory	Serial No. and/or Publication No.	Date	Status
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Reference and Territory	Serial No. and/or Publication No.	Date	Status
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*Confidential

9

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Content: [*]

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*Confidential

10

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Content:[*]

Reference and Territory	Serial No. and/or Publication No.	Date	Status
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*Confidential

1

PART III - ROCKEFELLER PATENTS/APPLICATIONS LICENSED TO CELLDEX:

[*]:

Content: [*]

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PART IV- CASES IN PREPARATION

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*Confidential

2